United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

Sekoya Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51977	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 W. Broadway Street, Vancouver, British Columbia, V5Z 1K7

(Address of principal executive offices with zip code)

604-710-9330

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 4.01    Changes in Registrant's Certifying Accountant.

(a) Effective as of January 24, 2008, Gordon K.W. Gee Ltd. resigned as the principal independent accountants of Sekoya Holdings Ltd. (the "Company").

For the past fiscal period, the reports of the former independent accountants, Sekoya Holdings Ltd., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its reports for the year ended October 31, 2006 and the period from May 19, 2005 (Inception) to October 31, 2005.

During the Company's fiscal period ended October 31, 2006 and for the period from May 19, 2005 (Inception) to October 31, 2005 and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's fiscal period ended October 31, 2006 and for the period from May 19, 2005 (Inception) to October 31, 2005 and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

The Company has requested Gordon K.W. Gee Ltd. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 28, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective as of February 5, 2008, the Company engaged Berman & Company, P.A.. as its principal independent registered public accounting firm to audit the financial statements of the Company. The change in the Company's independent accountants was approved by the Company's Board of Directors. During the Company's fiscal period ended October 31, 2006 and for the period from May 19, 2005 (Inception) to October 31, 2005 and any subsequent period prior to engaging Berman & Company, P.A., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Berman & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S- B).

Item 9.01    Financial Statements and Exhibits

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

16.1    Letter re change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Sekoya Holdings Ltd.

Signed: /s/ Shirley Wong

Name: Shirley Wong

Title: President

Date: February 29, 2008